                                                                     EXHIBIT 4.1

                       PHC PHYSICIAN HEALTH CORPORATION
  NUMBER                                                               SHARES

C

THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP 718945 10 8
RIDGEFIELD PARK, NJ OR NEW YORK, NY          SEE REVERSE FOR CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that


is the record holder of


             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
                         PAR VALUE $.0025 PER SHARE OF
Physician Health Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                         PHYSICIAN HEALTH CORPORATION
                                   CORPORATE
                                     SEAL
                                     1995
                                   DELAWARE

/s/ Thomas M. Rodgers                                 /s/ Sarah C. Garvin

    Secretary                                  Chairman of the Board, President
                                                 and Chief Executive Officer


Countersigned and Registered:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         Transfer Agent
                                         and Registrar
By

                                         Authorized Signature

                         PHYSICIAN HEALTH CORPORATION

        The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--               Custodian
                   --------------           --------------
                       (Cust)                   (Minor)
                   under Uniform Gifts to Minors

                   Act
                       -------------------
                             (State)

    Additional abbreviations may also be used though not in the above list.

        For Value received,               hereby sell, assign and transfer unto
                            -------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

-------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do hereby
irrevocably constitute and appoint                                     Attorney
                                   -----------------------------------
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      ------------------------------

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW                ----------------------------------------

                                       ----------------------------------------
                                       ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                       ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                       SECURITIES BROKER/DEALER, COMMERCIAL
                                       BANK, TRUST COMPANY, SAVINGS ASSOCIATION
                                       OR A CREDIT UNION PARTICIPATING IN A
                                       MEDALLION PROGRAM APPROVED BY THE
                                       SECURITIES TRANSFER ASSOCIATION, INC.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

-------------------------------------------------------------------------------
BANKNOTE CORPORATION OF AMERICA - WALL St - BROWNS SUMMIT - PHYSICIAN HEALTH CORP. - PROOF #2-712048-942- 12/22/97 - ALW